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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) - DECEMBER 21, 2005



                                 ALLETE, INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                 1-3548                       41-0418150
        (State or other           (Commission                   (IRS Employer
jurisdiction of incorporation     File Number)               Identification No.)
       or organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to  Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Reference is made to ALLETE, Inc.'s (ALLETE or Company) Annual Report on Form 10-K for the year ended December 31, 2004 (2004 Form 10-K), for background information on the following update.

Ref. Page 9 - Last Paragraph
Ref. Page 10 - First and Sixth Paragraphs
Ref. Form  10-Q for  the  quarter  ended  March 31, 2005,  Page 22 - Sixth  Full
     Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2005, Page 28 - Fourth Paragraph Ref. Form 10-Q for the quarter ended June 30, 2005, Page 29 - Fifth Paragraph Ref. Form 10-Q for the quarter ended September 30, 2005, Page 30 - Fourth
     Paragraph

Minnesota Power, an operating division of ALLETE, filed a petition with the Minnesota Public Utilities Commission (MPUC) in February 2005 to amend its automatic fuel adjustment recovery mechanism (fuel clause) to accommodate costs and revenue related to Midwest Independent Transmission System Operation, Inc.
(MISO) Day 2 market implementation. In March 2005, the MPUC approved interim ratemaking treatment of MISO Day 2 costs which allowed these costs to be recovered through the fuel clause, subject to refund with interest.

On December 21, 2005, Minnesota Power received an Order Establishing Second Interim Accounting for MISO Day 2 Costs, Providing for Refunds, and Initiating Investigation (Order) from the MPUC related to the automatic recovery of certain MISO Day 2 costs through its fuel clause. This Order remains subject to rehearing and appeal, and if upheld, certain costs incurred by Minnesota Power cannot be recovered from customers through its fuel clause. As a result, Minnesota Power may be required to refund the disallowed portion of the costs that had been recovered on an interim basis through its fuel clause. Based on this Order, Minnesota Power estimates the total amount of possible disallowed MISO Day 2 costs for 2005 at approximately $7 million after tax. As this Order from the MPUC is subject to rehearing and appeal, the Company will not record a charge for this item in 2005 and will continue current recovery of MISO Day 2 costs. The Company intends to request rehearing of the Order in early January 2006, which could result in continued fuel clause recovery or deferral of costs to be addressed in a subsequent rate case. If the Company prevails in the rehearing process, there would be no disallowance of these costs. Because the outcome of the rehearing and any appeal is uncertain, the Company plans to file a Notice of Intent to Withdraw from MISO and pursue other options.



                         ------------------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.


                    ALLETE Form 8-K dated December 27, 2005                    1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

     -  ALLETE's ability to successfully implement its strategic objectives;
     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
     -  effects of restructuring initiatives in the electric industry;
     -  economic and geographic factors, including political and economic risks;
     - changes in and compliance with environmental and safety laws and policies;
     -  weather conditions;
     -  natural disasters;
     -  war and acts of terrorism;
     -  wholesale power market conditions;
     -  population growth rates and demographic patterns;
     - the effects of competition, including competition for retail and wholesale customers;
     -  pricing and transportation of commodities;
     -  changes in tax rates or policies or in rates of inflation;
     -  unanticipated project delays or changes in project costs;
     -  unanticipated changes in operating expenses and capital expenditures;
     -  global and domestic economic conditions;
     -  our ability to access capital markets;
     -  changes in interest rates and the performance of the financial markets;
     -  competition for economic expansion or development opportunities;
     -  ALLETE's ability to manage expansion and integrate acquisitions; and
     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Factors that May Affect Future Results" in Item 7 of ALLETE's 2004 Form 10-K and Item 2 of its Form 10-Q for the quarterly period ended September 30, 2005. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.


2                   ALLETE Form 8-K dated December 27, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



December 27, 2005                               James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                    ALLETE Form 8-K dated December 27, 2005                    3